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UNITED STATES
SECURITIES and EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 1, 2006
THE BISYS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other Jurisdiction of incorporation)	001-31254 (Commission File Number)	13-3532663 (IRS Employer Identification No.)
90 Park Avenue, New York, New York 10016
(Address of principal executive offices)
(212) 907-6000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (917 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.
On February 1, 2006, The BISYS Group, Inc. issued a press release clarifying its current expectation of the impact of its pending restatement. A copy of the press release is furnished as an exhibit to this Form 8-K and is incorporated herein by reference in its entirety.
The information furnished in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, unless and except as specifically incorporated therein.
Item 7.01. Regulation FD Disclosure.
See “Item 2.02. Results of Operations and Financial Condition” above.
Item 9.01. Financial Statements and Exhibits.
Exhibits:
99.1	Press Release, dated February 1, 2006.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BISYS GROUP, INC.

	By:	/s/ Edward S. Forman

Edward S. Forman Senior Vice President, Acting General Counsel and Secretary

Date: February 1, 2006

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